SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                   event reported) February 14, 2000



                            WLR Foods, Inc.
        (Exact name of Registrant as specified in its charter)

          Virginia            0-17060        54-1295923
          (State of      (Commission File    (IRS Employer Iden-
          Incorporation)      Number)        tification No.)


                      P.O. Box 7000        22815
                    Broadway, Virginia   (Zip Code)
               (Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)
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Item 5    Other Events.


     On February 14, 2000 the Circuit Court of Hardy County West Virginia granted the motions of WLR and its Wampler Foods, Inc. subsidiary to dismiss the pending litigation brought by the West Virginia Attorney General on behalf of certain West Virginia growers. The suit, originally filed on February 24, 1999, alleged violations of the West Virginia Consumer Credit and Protection Act and the West Virginia Antitrust Act.

In its Order dismissing the suit, the Circuit Court ruled that the Consumer Credit and Protection Act does not apply, and that the claimed violation of the Antitrust Act lacked essential elements as a matter of law.


Item 7    Financial Statements and Exhibits

          (c)  Exhibits

               See Exhibit Index.




SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WLR FOODS, INC.



     __February 17, 2000__         By:_/s/ Dale S. Lam__
               Date                     Dale S. Lam
                                   Chief Financial Officer and
                                   Vice President of Finance
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Exhibit Index


Exhibit 99          Press release dated February 15, 2000
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